                                                                 Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

      Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 1 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d- 1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

      Dated:   August 13, 1998

                                     COOPER RIVER PROPERTIES, L.L.C.

                                     By:    /s/ JEFFREY P. COHEN
                                           ----------------------------------
                                           Jeffrey P. Cohen
                                           Manager

                                     INSIGNIA PROPERTIES, L.P.

                                     By:   Insignia Properties Trust,
                                           its General Partner

                                     By:    /s/ JEFFREY P. COHEN
                                           ----------------------------------
                                           Jeffrey P. Cohen
                                           Senior Vice President

                                     INSIGNIA PROPERTIES TRUST

                                     By:    /s/ JEFFREY P. COHEN
                                           ----------------------------------
                                           Jeffrey P. Cohen
                                           Senior Vice President

                                     INSIGNIA FINANCIAL GROUP, INC.

                                     By:    /s/ FRANK M. GARRISON
                                           ----------------------------------
                                           Frank M. Garrison
                                           Executive Managing Director

                                      /s/ ANDREW L. FARKAS
                                     ----------------------------------------
                                     ANDREW L. FARKAS